Other net income	12 Months Ended
Dec. 31, 2022
Other income [abstract]
Other net income
25 Other net income
In 2022, Other net income of EUR -56 million (2021: EUR 236 million; 2020: EUR 20 million) includes EUR -333 million net monetary loss reflecting the IAS 29 hyperinflation impact in Turkey related to the indexation of Turkey’s statement of financial position and statement of profit or loss and is directly recognized in equity (retained earnings).
Furthermore, it includes the proceeds of the agreement with Boursorama after our exit from the retail banking market in France of EUR 125 million and a gain of EUR 67 million from a legacy entity in Retail Belgium.
In 2021, other net income included the recognition of EUR 72 million relating to a better than expected recovery of the insolvency of a financial institution in the Netherlands and EUR 34 million proceeds of the agreement with Raiffeisenbank due to the withdrawal from the retail banking market in the Czech Republic. Furthermore, it includes the positive recovery of defaulted receivables of EUR 25 million (2020: EUR 27 million).
In 2020, Other net income is impacted by positive and negative non-recurring results, including a loss of EUR -58 million following a settlement with the Australian Tax Authorities related to former insurance activities, that were fully indemnified by NN Group. This was offset by a tax profit for the same amount resulting from the release of the provision for uncertain tax positions in current tax liabilities.